                             REGISTRATION AGREEMENT


         THIS AGREEMENT is made as of April 22, 1994, between Noble Drilling Corporation, a Delaware corporation (the "Company"), and Joseph E. Beall ("Beall") (herein referred to as "Seller").

         The Company and the Seller are parties to a Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). Certain capitalized terms used herein shall have the meanings set forth in Section 7 hereof.
Capitalized terms used herein without definition have the meaning given to them in the Purchase Agreement.

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.      Shelf Registration.

         (a) Registration on S-3. The Company agrees to prepare and file with the Securities and Exchange Commission a shelf registration statement on Form S-3 (the "Registration Statement") and pursuant to Rule 415 under the Securities Act, covering the sale by the Seller of two-thirds of the number of Buyer Shares received by Seller at the Closing (the "Agreed Registration").
The Company shall use its Reasonable Best Efforts to cause the Registration Statement to be declared effective on a date that is approximately six months after the Closing Date and to keep the Registration Statement effective, so long as any shares registered thereunder remain unsold, for a period of two years after the Closing Date. The Seller agrees to furnish to the Company such information regarding the distribution of the Registrable Securities as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with the Agreed Registration.

         (b) Expenses. The Registration Expenses of the Seller in the Agreed Registration will be paid by the Company. The underwriting discounts or commissions and any selling commissions attributable to sales of Registrable Securities will be paid by the holders of the Registrable Securities pro rata based upon the number of shares of Registrable Securities held by them.

         (c) Priority on Registrations. The Company will not include in the Registration Statement any securities which are not Registrable Securities without the prior written consent of Seller.

         2.      Piggyback Registrations.

         (a) Right to Piggyback. In the event the Company fails to file the Agreed Registration referred to herein, or in the event the Agreed Registration is not declared effective or does not remain continuously effective until the earlier of the date that is two years after the Closing Date or the date on which Seller has sold all of his Registrable Securities registered under the Registration Statement, and thereafter until the fifth anniversary of the Closing Date, for so long as the Seller continues to hold Registrable Securities, whenever the Company proposes to register any of its Common Stock under the Securities Act other than (i) under employee compensation or benefit programs or (ii) an exchange offer or an offering of securities solely to the existing stockholders or employees of the Company, and the registration form to be used may be used for the registration of Registrable Securities, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and will include in such registration all Registrable Securities with respect to which the

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Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice (a "Piggyback Registration"). If the Company gives notice of such a proposed registration, the total number of Registrable Securities which shall be included in such registration shall be limited to such number, if any, as in the reasonable opinion of the manager of such offering would not adversely affect the marketability or offering price of all of the securities proposed to be offered by the Company in such offering; provided, however, if the holders of Registrable Securities having registration rights upon a Piggyback Registration are not permitted to include all of such Registrable Securities by reason of such determination by the manager of the offering, the Registrable Securities to be included in the offering shall be determined in accordance with paragraphs 2(c) and 2(d) below. Notwithstanding the foregoing, the Company may, in its sole discretion and without the consent of any holder of Registrable Securities, withdraw such registration statement and abandon such proposed public offering.

         (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations. The underwriting discounts or commissions and any selling commissions attributable to sales of Registrable Securities will be paid by the holders of the Registrable Securities pro rata based upon the number of shares of Registrable Securities held by them.

         (c) Priority on Primary Registrations. If a Piggyback Registration is a primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, other securities requested to be registered pursuant to other registration agreements entered into by the Company on or before six months prior to the Company's notice given under paragraph 2(a) above, (iii) third, the Registrable Securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of shares of such Registrable Securities requested to be included in such registration by each such holder, and (iv) fourth, other securities requested to be included in such registration.

         (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the holders initially requesting such registration, the Company will use its Reasonable Best Efforts to include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of such securities requested to be included in such registration by each such holder, and (iii) third, other securities requested to be included in such registra-tion.

         3. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use Reasonable Best Efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:





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         (a)     prepare and file with the Securities and Exchange Commission a registration statement on the appropriate form with respect to such Registrable Securities and use its Reasonable Best Efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel);

         (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period set forth in Section 1(a) above in connection with the Agreed Registration, and otherwise for a period of not less than 120 consecutive days or such shorter period which will terminate when Registrable Securities covered by such registration statement have been sold (but not before the expiration of the applicable prospectus delivery period) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including, without limitation, each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

         (d) use its Reasonable Best Efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions within the United States as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such juris-dictions of the Registrable Securities owned by such seller (provided that the Company will not be required to qualify generally to do business or subject itself to any general service of process in any jurisdiction where it is otherwise not then so subject);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event which requires the making of any change in the prospectus included in such registration statement so that such document will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

         (f) use its Reasonable Best Efforts to cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, on the exchange or exchanges or the over-the-counter market of the National Association of Securities Dealers, Inc. selected by the Company and reasonably satisfactory to the holders of a majority of the then outstanding Registrable Securities;





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         (g)     cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as may be requested at least two business days prior to any sale of registrable Securities;

         (h) enter into such customary agreements (including, without limitation, underwriting agreements in customary form, substance, and scope) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

         (i) make available for inspection by a representative of the sellers of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller or underwriter, all financial and other records (reasonably requested), pertinent corporate documents and properties of the Company as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such registration statement; provided, however, each seller of Registrable Securities agrees that any records, information or documents that are designated by the Company as confidential shall not be used by such seller as the basis for any market transaction in securities of the Company unless and until such record, information or document is made generally available to the public and each such seller shall keep and shall cause any attorney or accountant retained by such seller to keep, confidential any record, information or document designated by the Company as confidential;

         (j) otherwise use its Reasonable Best Efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make generally available to its security holders an earnings statement no later than 90 days after the end of the 12 month period beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Securities, which holder, in its reasonable judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to comment thereon;

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company will use reasonable efforts promptly to obtain the withdrawal of such order;

         (m) use its Reasonable Best Efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities; and





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         (n)     use its Reasonable Best Efforts to obtain a cold comfort
letter from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the holders of a majority of the Registrable Securities being sold in such registration reasonably request.

         4.      Registration Expenses.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing and engraving expenses, messenger and delivery expenses and fees and disbursements of counsel for the Company and one representa- tive counsel for all holders of Registrable Securities whose shares are being registered and all independent certified public accountants, underwriters (excluding underwriting discounts and any selling commissions) and any Persons retained by the Company (all such expenses being herein called "Registration Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the exchange or exchanges or the over-the-counter market of the National Association of Securities Dealers, Inc.

         (b) To the extent expenses of registration (including underwriting discounts and any selling commissions) are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

         5.      Indemnification.

         (a) Indemnification by the Company. The Company shall indemnify and hold harmless, with respect to any registration statement filed by it, to the fullest extent permitted by law, each holder of Registrable Securities covered by such registration statement, its officers, directors, employees, agents and general or limited partners (and the directors, officers, employees and agents thereof), and each other person, if any, who controls such holder within the meaning of Section 15 of the Securities Act (collectively, "Holder Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several, (including, without limitation, reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) to which any such Holder Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to





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be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (3) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holding Indemnified Party for any reasonable legal or any other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment thereof or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof; and provided further, that the Company shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability or expense of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the loss, claim, damage, liability or expense of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

         (b) Indemnification by Holders. Each holder of Registrable Securities participating in any registration hereunder shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act) (collectively, "Company Indemnified Parties") against all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, reasonable fees of counsel and any amounts paid in settlement effected by such holder's consent, which consent shall not be unreasonably withheld) to which any Company Indemnified Party may become subject under the Securities Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (1) any untrue statement or alleged untrue statement of a material fact contained in any registration statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (2) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading to the extent, but only to the extent, in the cases described in clauses (1) and (2), that such untrue statement or omission is contained in any information furnished in writing by such holder relating to such holder for use in the preparation thereof and if the Company does not know, at the time





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such information is included in the registration statement, prospectus, preliminary prospectus, amendment or supplement, that such information is false or misleading, (3) any violation by such holder of any federal, state or common law rule or regula- tion applicable to such holder and relating to action of or inaction by such holder in connection with any such registration, and (4) with respect to any preliminary prospectus, the fact that such holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such holder in compliance with this Agreement and the loss, claim, damage, liability or expense of such Company Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus was amended or supplemented); provided, however, that the aggregate amount which any such holder shall be required to pay pursuant to this paragraph (b) shall be limited to the dollar amount of proceeds received by such holder upon the sale of the Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) pursuant to the registration statement giving rise to such claim. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties (except as provided above) and shall survive the transfer of such securities by such holder.

         (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under paragraph (a) or (b) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for indemnification may be made pursuant to this Section 5, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to under paragraph (a) or (b) is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such claim or action, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses of counsel or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (1) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery or approval thereof, and
(2) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim for all persons that may be entitled to or obligated to provide indemnification or contribution under this Section 5.





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         (d)     Additional Indemnification.  Indemnification similar to that specified in the preceding subsections of this Section 5 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or qualification of securities under any state securities or blue sky laws.

         (e)     Contribution.  If the indemnification provided for in this
Section 5 is unavailable to or insufficient to hold harmless an indemnified party under paragraph (a) or (b), then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) referred to in paragraph (a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions or inactions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, omission, action or inaction. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions or proceedings in respect thereof) pursuant to this paragraph (e) shall be deemed to include, without limitation, any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in paragraph (c) if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof) which is the subject of this paragraph (e). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party under this paragraph (e) of written notice of the commencement of any action, suit, proceeding, investigation or threat thereof made in writing with respect to which a claim for contribution may be made against an indemnifying party under this paragraph (e), such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party in writing of the commencement thereof (if the notice specified in paragraph (c) has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party under this paragraph (e) except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. Notwithstanding anything in this paragraph to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this paragraph to contribute any amount which exceeds the amount by which the dollar amount of the proceeds received by such indemnifying party from the sale of Registrable Securities and other securities of the Company (after deducting any underwriting commissions, discounts and transfer taxes applicable thereto) in the offering to which the losses, claims, damages, liabilities or expenses of the indemnified parties relate exceeds the amount of any losses, claims, damages, liabilities and expenses which such indemnifying party has otherwise been required to pay as indemnity or contribution hereunder by reason of such losses, claims, damages, liabilities or expenses.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this paragraph were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph.





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         If indemnification is available under Section 5, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided in paragraphs (a) and (b), without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this paragraph. The provisions of this paragraph shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

         (f) Indemnification and Contribution of Underwriters. In connection with any underwritten offering contemplated by this Agreement which includes Registrable Securities, the Company and all sellers of Registrable Securities included in any registration statement shall agree to customary provisions for indemnification and contribution (consistent with the other provisions of this Section 5) in respect of losses, claims, damages, liabilities and expenses of the underwriters of such offering.

         6. Participation in Underwritten Registrations. No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters on account of the registration of shares owned by such holder other than representations and warranties regarding such holder and such holder's intended method of distribution.

         7.      Definitions.

         "Common Stock" means the Common Stock of the Company, par value $0.10 per share.

         "Piggyback Registration" has the meaning set forth in Section 2.

         "Registrable Securities" means (i) the Buyer Shares and the Additional Shares (as such terms are defined in the Purchase Agreement) and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) whether by way of a stock dividend or stock split, in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, or otherwise; provided, that Registrable Securities shall not include any securities that have been sold, including, without limitation, pursuant to the Agreed Registration, a Piggyback Registration or Rule 144, or that qualify for sale or that otherwise can be sold by Seller without registration under the Securities Act, including, without limitation, pursuant to Rule 144(k).

         "Reasonable Best Efforts" means a party's best efforts in accordance with reasonable commercial practice and without the incurrence of unreasonable expense.

         "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

         9.      Miscellaneous.

         (a) GECC Registration Rights Agreement. The Company is subject to that certain Registration Rights Agreement dated as of January 29, 1988 by and between the Company and General

Electric Capital Corporation, a New York corporation ("GECC"), as amended by the first amendment thereto dated as of February 5, 1993 (the "GECC Agreement"), a copy of which has been furnished to Seller. Section 1.13 of the GECC Agreement prevents the Company from entering into any agreement with any holder or prospective holder of any securities of the Company that grants registration rights under the Securities Act on terms and conditions more favorable than the rights granted to GECC in the GECC Agreement. The Company has obtained GECC's acknowledgment and agreement that the terms and conditions of the Agreed Registration are acceptable to GECC and do not violate the GECC Agreement. If the provisions of this Agreement relating to the grant of Piggyback Registration rights or the application of such provisions or any portion thereof shall be found to grant registration rights more favorable to any holder or prospective holder of any securites of the Company than the rights granted to GECC in the GECC Agreement, such provisions of this Agreement, or portion of such provisions, (and only such provisions) shall be held invalid and of no further force and effect.

         (b) No Inconsistent Agreements. From and after the date of this Agreement, the Company will not, without the prior written consent of the holders of a majority of the number of Registrable Securities then outstanding, enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

         (c)     Undertakings of the Holders of Registrable Securities.

                 (i) If any Registrable Securities are included in a registration statement, the holder thereof will not (until further notice) effect sales thereof after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus; provided that the obligations of the Company with respect to maintaining any registration statement current and effective shall be extended by a period of days equal to the period said suspension is in effect.

                 (ii) If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended, and any rules promulgated thereunder by the Commission and, at the request of the Company, will execute and deliver to the Company and to any underwriter participating in such offering, an appropriate agreement to such effect.

                 (iii) At the end of the period during which the Company is obligated to keep a registration statement current and effective as described herein, the holders of Registrable Securities included in the registration statement shall discontinue sales thereof pursuant to such registration statement upon receipt of notice from the Company of its intention to deregister any of such securities which remain unsold.

         (d) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of Texas.

         (e) Successors and Assigns; No Third Party Benefit. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and then respective successors and assigns any right or remedies under or by reason of the Agreement, except as expressly provided in this Agreement.

         (f) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter herein contained. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the securities acquired by the holders of the Registrable Securities pursuant to the Purchase Agreement. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         (g) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally or sent by reputable express courier service (charges prepaid), or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, or sent by telefax, to the parties at the following address (or to such other address or to the attention of such other person as the recipient party has specified by prior like notice to the sending party):

         If to the Company:

                          Noble Drilling Corporation
                          10370 Richmond Avenue, Suite 400
                          Houston, Texas  77042
                          Attention:  President
                          Telefax:  713-953-1126

         If to Beall:

                          Mr. Joseph E. Beall
                          c/o Triton Engineering Services Company
                          1201 Dairy Ashford
                          Houston, Texas  77079
                          Telefax:  713-556-9074


         (h) Severability. If any provision of this Agreement is held to be unenforceable, this Agreement shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Agreement shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by Applicable Law.

         (i) Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only, do not constitute a part of this Agreement, and shall not affect in any manner the meaning or interpretation of this Agreement.

         (j) Gender. Pronouns in masculine, feminine and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

         (k) References. All references in this Agreement to Articles, Sections, and other subdivisions refer to the Articles, Sections, and other subdivisions of this Agreement unless expressly provided otherwise. The words "this Agreement," "herein," "hereof," "hereby," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited.

         (l) Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all, the parties hereto.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                           NOBLE DRILLING CORPORATION


                                           By:/s/ JAMES C. DAY
                                              James C. Day
                                              Chairman, President, and
                                              Chief Executive Officer

                                              /s/ JOSEPH E. BEALL
                                              Joseph E. Beall